UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Cambium Networks Corporation

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Cambium Networks P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Cambium Networks Corporation Annual General Meeting of Shareholders For Shareholders of record as of May 15, 2026 Thursday, June 25, 2026 10:00 AM, Pacific Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/CMBM for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:00 AM, Pacific Time, June 25, 2026. Internet: www.proxypush.com/CMBM Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-475-8896 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/CMBM This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Sally J. Rau, Mitchell Cohen and Morgan Kurk ("Named Proxies") and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all of the ordinary shares of Cambium Networks Corporation that the undersigned is entitled to vote at said meeting and any postponement or adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Cambium Networks Cambium Networks Corporation Annual General Meeting of Shareholders Please make your marks like this: ☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 5, 6 AND 7 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 3 YEARS. PROPOSAL YOUR VOTE 1. The election of the two Class III directors and three Class I directors named in the proxy statement; FOR WITHHOLD 1.01 Bruce Felt (Class III) 1.02 Kevin Lynch (Class III) 1.03 Atul Bhatnagar (Class I) 1.04 Alexander Slusky (Class I) 1.05 Morgan Kurk (Class I) FOR AGAINST ABSTAIN 2. The ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; 3. The approval, on a non-binding, advisory basis, of the compensation of our named executive officers; 1YR 2YR 3YR ABSTAIN 4. The approval, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers; FOR AGAINST ABSTAIN 5. The approval of a reverse share split; 6. The approval of an amendment to our Memorandum and Articles of Association to grant our board of directors the power to deal with any fractional shares resulting from a consolidation or division of our share capital; 7. The approval of an amendment to our Memorandum and Articles of Association to reflect the reverse share split in accordance with the reverse share split ratio selected by the board of directors; and 8. The transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof. BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR FOR 3 YEARS FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/CMBM Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date